Exhibit 99.1

State Court Opioids Litigation Case Citations and Currently Scheduled Trial Dates

A. Case Citations For Pending State Court Cases as of August 18, 2023

People of Northampton Cty., et al. v. Rite Aid Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/3/2022; Cty. of Lackawanna v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/21/2022; Cty. of Franklin v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/8/2022; Cty. of Washington v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/8/2022; Cty. of Erie v. Giant Eagle, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Fayette v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Lawrence v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Monroe v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Armstrong v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Bensalem Twp. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Cambria v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Newtown Twp. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Beaver v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Bradford v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Clarion v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Greene v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Huntingdon v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Mun. of Norristown, et al. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/3/2022; Cty. of Westmoreland v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/2/2022; Boone Cty., et al. v. CVS Health Corp., et al., Ill. Cir. Ct., Cook Cty., 8/15/2022; Lehigh Cty., et al. v. Rite Aid Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/15/2022; Commonwealth of Pennsylvania ex rel. Dauphin Cty. Dist. Att’y Francis T. Chardo v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/12/2022; Commonwealth of Pennsylvania ex rel. Northampton Cty. Dist. Att’y Terence P. Houck v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/12/2022; Commonwealth of Pennsylvania ex rel. Jack Stollsteimer, Dist. Att’y of Delaware Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/10/2022; Commonwealth of Pennsylvania ex rel. Deborah S. Ryan, Dist. Att’y of Chester Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/9/2022; Dauphin Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Pike Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Commonwealth of Pennsylvania ex rel. Elizabeth Hirz, Dist. Att’y of Erie Cty. v. CVS Ind., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/22; Commonwealth of Pennsylvania ex rel. Allegheny Cty. Dist. Att’y Stephen A. Zappala, Jr. v. CVS Ind., LLC, et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Commonwealth of Pennsylvania ex rel. Matthewl D. Weintraub, Dist. Att’y of Bucks Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/5/2022; Commonwealth of Pennsylvania ex rel. Nicole W. Ziccarelli, Dist. Att’y of Westmoreland Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/5/2022; Cty. of Bexar v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 8/5/2022; City of Vineland v. Teva Pharm. Indus., Ltd., et al., N.J. Super. Ct., Cumberland Cty., 7/29/2022; State of Alaska v. Walgreen Co., et al., Alaska Super Ct., 3d Jud. Dist., Anchorage, 6/17/2022; Tioga Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 6/7/2022; Schuylkill Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 6/7/2022; Commonwealth of Pennsylvania ex rel. Philadelphia Dist. Att’y Lawrence S. Krasner v. CVS Ind., L.L.C., et al., Pa. Ct., Com. Pl., Delaware Cty., 5/25/2022; Cty. of Dallas v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 5/12/2022; Paynter ex rel. Minor Child(ren) Z.N.B. v. McKesson Corp., et al., W. Va. Cir. Ct., Kanawha Cty., 3/28/2022; Bedford Cty., et al. v. AmerisourceBergen Drug Corp., et al., Tenn. Cir. Ct., Cumberland Cty., 3/18/2022; Anderson Cty., et al. v. Bearden Healthcare Assocs., Inc., et al., Tenn. Cir. Ct., Sevier Cty., 3/11/2022; Cty. of Hunterdon v. Teva Pharm. Indus., Ltd., et al., N.J. Super. Ct., Hunterdon Cty., 3/4/2022; Blankenship ex rel. Minor Child Z.D.B. v. McKesson Corp., et al., W. Va. Cir. Ct., Kanawha Cty., 1/14/2022; Pulaski Cty., et al. v. Walmart Inc., et al., Ark. Cir. Ct., Jefferson Cty., 1/3/2022; Mercer Cty. v. Anda Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; Clinton Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; City of Lock Haven v. Par Pharm., Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; Warminster Twp. v. Par Pharm. Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/12/2021; Warrington Twp. v. Par Pharm. Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/12/2021; City of Philadelphia v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/28/2021; Bucks Cty. v. Anda Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/22/2021; E. Me. Med. Ctr., et al. v. Teva Pharm. USA, Inc., et al., Me. Bus. & Consumer Ct., Cumberland Cty., 9/10/2021; Harris Cty. Hosp. Dist. d/b/a Harris Health Sys. v. McKesson Corp., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 4/19/2021; Miss. Baptist Med. Ctr. Inc., et al. v. Amneal Pharm., LLC, et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 5/15/2020; Dallas Cty. Hosp. Dist. d/b/a Parkland Health & Hosp. Sys., et al., v. Amneal Pharm., LLC, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/20/2019; Cty. of Burleson v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 9/30/2019; Fla. Health Scis. Ctr., Inc., et al. v. Sackler, et al., Fla. Cir. Ct., 17th Jud. Cir., Broward Cty., 9/16/2019; State of Mississippi v. Cardinal Health, Inc., et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 9/12/2019; State of South Dakota ex rel. Jason R. Ravnsborg, South Dakota Att’y Gen. v. Purdue Pharma L.P., et al., S.D. Cir. Ct., 6th Jud. Cir., Hughes Cty., 8/27/2019; Town of Canton v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Chicopee v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Framingham v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Gloucester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Haverhill v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Lynnfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Natick v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Salem v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Springfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Wakefield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Worcester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Wasatch Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Cache Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Sevier Cty., et al.

v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Washington Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Uintah Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Tooele Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Summit Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Weber Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Salt Lake Cty. v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Cty. of Duval v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Jim Hogg v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Jim Wells v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Kleberg v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Williamson v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; City of Yonkers v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/29/2019; Ellis Cty. v. Purdue Pharma, L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 5/3/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Cambridge v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 4/12/2019; Rockwall Cty. v. Purdue Pharma, L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 4/10/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 4/1/2019; Town of Randolph v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Suffolk Cty., 3/27/2019; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 3/26/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; Jefferson Cty. v. Williams, et al., Mo. Cir. Ct., 23d Jud. Dist., Jefferson Cty., 1/29/2019; Franklin Cty. v. Williams, et al., Mo. Cir. Ct., 20th Jud. Dist., Franklin Cty., 1/29/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 1/16/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/15/2018; Delaware Cty. v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Carbon v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/2/2018.

B. Currently Scheduled Trial Dates In Pending State Court Cases as of August 18, 2023

•7/2025 – Florida Health Sciences Center, Inc., et al. v. Richard Sackler, et al., Fla. Cir. Ct., 17th Jud. Dist., Broward Cty.

C. Case Citations For Pending Non-MDL Federal Court Cases as of August 18, 2023

City of Waterbury, et al. v. Walgreens Boots Alliance, Inc., et al., U.S. Dist. Ct., D. Conn., 9/20/2022; Glen Leer, MD d/b/a Lakeview Family Med. v. Walmart, Inc., U.S. Dist. Ct., S.D. Ind., 8/17/2022; Baby Doe, et al., ex rel. Their Guardian Ad Litem v. Endo Health Sols., Inc., et al., U.S. Dist. Ct., M.D. Tenn., 8/3/2022; Bd. of Cty. Comm’rs of Atoka Cty., et al. v. Walmart Inc., f/k/a Wal-Mart Stores East, Inc., et al., U.S. Dist. Ct., W.D. Okla., 7/28/2022; City of Ada, et al. v. Walmart Inc., f/k/a Wal-Mart Stores, Inc., et al., U.S. Dist. Ct., W.D. Okla., 7/28/2022; Michael D. Reiner, M.D., Prof’l Corp. v. CVS Pharm., Inc., et al., U.S. Dist. Ct., D. Nev., 4/29/2022; City of Kingston v. Teva Pharm. USA, Inc., et al., U.S. Dist. Ct., S.D.N.Y., 2/27/2020; Cty. of Cortland v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 1/8/2019; City of Ithaca v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., U.S. Dist. Ct., S.D.N.Y., 10/23/2018.

D. International Cases as of August 18, 2023

City of Grand Prairie v. Apotex, Calgary 2001-07073 (ABKB)
Lac La Ronge Indian Band v. Apotex, Prince Albert QBG-PA-00072-2021 (SKKB)